UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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HOUSTON WIRE & CABLE COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[On May 4, 2020, the Company sent the following message to the 20 largest stockholders]

Dear Shareholder,

As detailed in my email to you dated May 1, 2020, Houston Wire & Cable Company (NASDAQ:  HWCC) has been in discussions with Institutional Shareholder Services (ISS) involving their recommendation against HWCC’s Omnibus Stock Plan.  Attached, please find the ISS Proxy Alert that changes its recommendation to a vote FOR the Omnibus Stock Plan.

We hope that this amended recommendation, as well as our prior press releases and communications will help provide you additional context and a greater understanding of how approval of the Omnibus Stock Plan will benefit HWCC as it executes its turnaround plan in this difficult operating environment.

Please feel free to give me a call if you have any questions or wish further discussion.

Sincerely,

James L. Pokluda III
President & Chief Executive Office

ISS Proxy Analysis & Benchmark Policy Voting Recommendations

Houston Wire & Cable Company

Meeting Type: Annual
Meeting Date: 11 May 2020
Record Date: 13 March 2020
Meeting ID: 1412348

NASDAQ: HWCC
Index: N/A
Sector:
Trading Companies & Distributors
GICS: 20107010

Proxy Alert

Alert Date: 4 May 2020
Original Publication Date: 19 April 2020

This alert updates the vote recommendation for the analysis dated April 19, 2020, with respect to Item 4: Amend Omnibus Stock Plan. On May 4, 2020, the company filed a DEFA14A that indicates that the compensation committee intends for at least 50 percent of annual equity incentive awards to executive officers to be subject to the achievement of performance goals. The filing also indicates that the company may "increase performance-based compensation as a percentage of total compensation and probably will reduce the use of shares to mitigate the effect of dilution." In light of these expected improvements, the concerns regarding equity compensation no longer rise to the level warranting a pay-for-performance disconnect overriding factor under the Equity Plan Scorecard (EPSC) analysis. Accordingly, a vote FOR Item 4 is now warranted. An updated EPSC analysis is displayed below.

Given noted concerns under the say-on-pay analysis regarding disclosure and one-time awards for 2019 compensation, there is no change to the vote recommendation for Item 2.

All other vote recommendations remain unchanged.

Agenda & Recommendations

Policy: United States

Incorporated: Delaware, USA

Item	Code	Proposal	Board Rec.	ISS Rec.
MANAGEMENT PROPOSALS				
1.1	M0201	Elect Director James L. Pokluda, III	FOR	FOR
1.2	M0201	Elect Director Roy W. Haley	FOR	FOR
1.3	M0201	Elect Director Margaret S. Laird	FOR	FOR
1.4	M0201	Elect Director David Nierenberg	FOR	FOR
1.5	M0201	Elect Director Sandford W. Rothe	FOR	FOR
1.6	M0201	Elect Director William H. Sheffield	FOR	FOR
1.7	M0201	Elect Director G. Gary Yetman	FOR	FOR
2	M0550	Advisory Vote to Ratify Named Executive Officers' Compensation	FOR	AGAINST
3	M0101	Ratify Ernst & Young LLP as Auditors	FOR	FOR
4	M0524	Amend Omnibus Stock Plan	FOR	FOR

© 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Meeting Agenda and Proposals

Item 4. Amend Omnibus Stock Plan

FOR

VOTE RECOMMENDATION

Based on the Equity Plan Scorecard evaluation (EPSC), a vote FOR this proposal is warranted.

BACKGROUND INFORMATION

Policies: Amending Equity Plans

Vote Requirement: Majority of votes cast (abstentions count against; broker non-votes not counted)

Proposal

Plan Name	2017 Stock Plan
Year of last share request	2018
New share request	1,500,000 shares
Shares rolled over from prior plan(s)	None
Shares remaining under existing plan(s)	5,148
Evergreen provision	No
Shares outstanding*	16,556,950 shares
Market value*	$83,612,598

*As of Record Date using 200-day average closing price as of December 1, 2019

Analysis

ISS' analysis considers multiple positive and negative factors to evaluate equity incentive plan proposals within three pillars: Estimated Cost, Plan Features, and Equity Grant Practices.

Pillars and factors are weighted according to their relative importance, with a maximum of 100 potential points; a score of 53 points generally results in a favorable recommendation. In some cases, regardless of the score, overriding factors or an analysis of the amendments may affect the recommendation, also as indicated below. For more details, please see the Equity Compensation Plans FAQs.

SUMMARY EVALUATION

EPSC Model: Non-Russell 3000

Evaluation Component	Maximum Score	Company Score
Plan Costs	45	**19.3**
Plan Features	27	**19.0**
Grant Practices	28	**26.3**
Total Score	**100**	**64.6**
Overriding Factors: None		
ISS Recommendation: **FOR**		

For the following analysis, ✓ has a positive impact, × has a negative impact, and ↔ is neutral.

I – Plan Cost **Score: 19.3 of 45**

Impact	Shareholder Value Transfer (SVT)	ISS Benchmark*	Plan SVT

Publication Date: 4 May 2020 Page 2

Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020
POLICY: United States Meeting ID: 1412348

↔	New + Available shares	9.55%	9.09%
✗	New + Available + Outstanding grants	12.91%	14.72%

The potential value transfer of equity based on new, available, and outstanding shares exceeds the ISS benchmark.

*Maximum point accrue for company SVT = 65% of ISS Benchmark SVT

II – Plan Features Score: 19.0 of 27

Impact	Factors	Plan Data
✗	Complete CIC vesting disclosure	No
The plan's disclosure of CIC vesting treatment is incomplete (or otherwise is considered to be discretionary).		
✓	Liberal share recycling	No
✗	Broad discretion to accelerate vesting	Yes
The administrator may accelerate the vesting of any award type, beyond cases involving a death or disability.		
✓	Vesting requirement of at least one year for all equity award types	Yes
✓	Plan prohibits payment of dividends on unvested equity awards	Yes

III – Grant Practices Score: 26.3 of 28

Impact	Factors	Company Data
↔	3-year average burn rate*	4.52%
✓	Estimated plan duration	4.1 years

*Index/Industry mean + 1 standard deviation; maximum points accrue for company burn rate ≤ 50% of ISS Benchmark Burn Rate

IV – Overriding Factors

Feature/Practice	Company/Plan
Provision to reprice w/o shareholder approval	Prohibits
Cash buyout w/o shareholder approval	Prohibits
Liberal CIC vesting risk	No
Equity-related pay-for-performance disconnect	No
Problematic equity-related provision	No
Excessive dilution	N/A
162(m) approval only and committee independent	N/A

DISCUSSION

There are no overriding factors that have an impact on this proposal.

Supplemental Information

Shareholder Value Transfer (SVT)

Evergreen funding:	No
Fungible share counting (FV multiplier):	None
200-day average closing price as of December 1, 2019	$5.05
4-digit GICS	2010 (Capital Goods)

Publication Date: 4 May 2020 Page 3

Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

SVT Calculation	Company	ISS Valuation	SVT
New shares requested (A)	1,500,000	$7,575,000	9.06%
Available shares remaining (B)	5,148	$25,997	0.03%
Unvested/Unexercised granted shares (C)	1,053,000	$4,710,090	5.63%
New + Available (A+B)	1,505,148	$7,600,997	9.09%
New + Available + Outstanding (A+B+C)	2,558,148	$12,311,087	14.72%

Source: A shares - (DEF 14A filed 3/26/2020, p. 26); B shares - (10-K filed 3/13/2020, p. F-18); C shares consist of 122,000 stock options and 931,000 full-value awards (10-K filed 3/13/2020, p. F-16 - F-18).

Company Burn Rate (Historical Grants)

Index/ Industry group:	Non-Russell 3000/ 2010 (Capital Goods)
3-year stock volatility:	42.69%
Volatility multiplier:	1 Full Value Award = 2.00 Option Shares
ISS benchmark:	8.17%

Fiscal Year	2019	2018	2017
Options/SARs (O):	-	-	-
Full value awards (FV):	637,433	175,974	296,733
O + FV:	637,433	175,974	296,733
Adjusted O + FV (after multiplier):	1,274,866	351,948	593,466
Wtd. common shares outstanding:	16,433,644	16,389,876	16,269,611
Unadjusted burn rate:	3.88%	1.07%	1.82%
	3-year average unadjusted burn rate: 2.26%		
Adjusted burn rate:	7.76%	2.15%	3.65%
	3-year average adjusted burn rate: 4.52%		

Share Dilution

Shares outstanding (1): 16,556,950
Warrants & convertibles (2): 0
Shares reserved under plans (3): 2,558,148
Fully diluted shares (1+2+3): 19,115,098

	Shares	Dilution (Basic)*	Dilution (Full)*
New shares requested:	1,500,000	9.06%	7.85%
Existing shares available for grant:	5,148	0.03%	0.03%
Granted unexercised/Unvested shares:	1,053,000	6.36%	5.51%
Total share allocation:	2,558,148	15.45%	13.38%

*Assuming maximum dilution

Peer Comparisons* - Dilution/Burn Rate/ NEO Concentration Ratios

	Dilution (Full)	3-yr Avg. Adjusted Burn Rate	3-yr Avg. Grants to CEO	3-yr Avg. Grants to NEOs
Company:	13.38%	4.52%	50.69%	66.19%
GICS median:	10.40%	2.40%	20.90%	39.70%
GICS average:	12.80%	3.30%	23.20%	44.20%
GICS 75th percentile:	14.50%	4.30%	30.50%	57.80%

*4-digit GICS peers

Publication Date: 4 May 2020
Page 4

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Blank Space Additional Plan Features Award types authorized ISOs (100%), NSOs (100%), SARs, RSUs, restricted stock, performance units and (minimum option exercise price): performance shares Award-type limits: None Eligible participants: All employees and non-employee directors Plan administrator: Compensation Committee Plan expiration date: August 4, 2027 Individual award limits: In any calendar year: Options or SARs - 500,000 shares; Performance-based Stock awards or Stock Unit Awards - 150,000 shares; Stock Units settled in cash are limited to an amount equal to the fair market value of 150,000 shares Terms/vesting provisions: Stock options and SARs have a maximum 10-year term. Minimum vesting requirements: Appreciation awards: 1 year; Full-value awards: 1 year Up to 5% of the plan's share reserve may be issued without a minimum vesting requirement Loans to participants: The plan does not allow the company to extend loans to participants. Performance criteria disclosed: Yes Treatment in a CIC: The vesting of time-based equity awards would be at the discretion of the plan administrator; performance awards would be settled at target. Meeting Type: Annual Houston Wire & Cable Meeting Date: 11 May 2020 Record Date: 13 March 2020 Meeting ID: 1412348 Company NASDAQ: HWCC Index: N/A Sector: Trading Companies & Distributors GICS: 20107010 Proxy Alert Alert Date: 1 May 2020 Original Publication Date: 19 April 2020 This informational alert updates the report published on April 19, 2020. On April 29, 2020, the company filed a Form DEFA14A announcing that William Sheffield is not standing for re-election at the 2021 annual shareholders meeting and will be succeeded by incumbent director Gary Yetman as chairman of the board. Immediately after this year's annual meeting, Yetman will succeed Sheffield as Nominating and Governance Committee chairman and will step down as Compensation Committee chairman. In turn, David Nierenberg will then succeed Yetman as Compensation Committee chairman. Updated board tables are presented below. In addition, the company disclosed that in March 2020, the compensation committee convened to discuss the impact of the coronavirus pandemic and the oil imbalance on the 2020 annual incentive plan for members of senior management. In light of these recent events, the committee determined that the original goals under the plan should be replaced by two new goals for “controlling the controllables.” Moreover, the company disclosed certain salary and board fee reductions for employees of the company and for members of the board. The board has also elected to receive its compensation in stock, subject to shareholder approval of additional shares under the company's stock plan. Updated table and discussion are presented below. All vote recommendations remain unchanged. Publication Date: 4 May 2020 Page 5 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Agenda & Recommendations

Policy: United States

Incorporated: Delaware, USA

Item	Code	Proposal	Board Rec.	ISS Rec.
MANAGEMENT PROPOSALS				
1.1	M0201	Elect Director James L. Pokluda, III	FOR	FOR
1.2	M0201	Elect Director Roy W. Haley	FOR	FOR
1.3	M0201	Elect Director Margaret S. Laird	FOR	FOR
1.4	M0201	Elect Director David Nierenberg	FOR	FOR
1.5	M0201	Elect Director Sandford W. Rothe	FOR	FOR
1.6	M0201	Elect Director William H. Sheffield	FOR	FOR
1.7	M0201	Elect Director G. Gary Yetman	FOR	FOR
2	M0550	Advisory Vote to Ratify Named Executive Officers' Compensation	FOR	AGAINST
3	M0101	Ratify Ernst & Young LLP as Auditors	FOR	FOR
4	M0524	Amend Omnibus Stock Plan	FOR	AGAINST

Publication Date: 4 May 2020

Page 6

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Board & Committee Composition The information provided in the charts and tables below is based on ISS data records, which rely on disclosures in proxy materials and other public sources available as of the date set forth below (for the general meeting under review) and, with respect to information from prior years, information that was available ahead of each year’s annual general meeting at the time of ISS’ report for that meeting. As such, these charts and tables might not reflect changes to the board composition and/or other covered elements subsequently disclosed by the issuer after ISS’ publications or between general meetings. Independence values refer to ISS Independence classifications (“Exec”: Executive Director; “N-Ind.”: Non-Independent Director; “Ind.”: Independent Director). as of May 11, 2020 Board Audit Comp Nom Ind.: Ind.: Ind.: 100%, 2 100%, 3 100%, 3 Ind.: 86%, 6 Exec.: Meetings last FY:4 Meetings last FY:5 Meetings last FY:4 14%, 1 Exec N-Ind. Ind. Meetings last FY:8 Independence History Gender Diversity Trend 100% 100% 90% 90% 86% 80% 80% 70% 70% 60% 60% 50% 50% 40% 40% 30% 30% 20% 20% 10% 14% 10% 0% 2016 2017 2018 2019 After AGM 0% Board 83% 83% 80% 86% 86% 2016 2017 2018 2019 After AGM Audit Com 100% 100% 100% 100% 100% male 100% 100% 100% 86% 86% Comp Com 100% 100% 100% 100% 100% female 0% 0% 0% 14% 14% Nom Com 100% 100% 100% 100% 100% Director tenure 0 2 4 6 8 10 12 14 16 Publication Date: 4 May 2020 Page 7 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Board Profile (after upcoming meeting)

Item #	Executive Directors	Affiliation	Independence		Leadership	Gender	Age	Tenure	Term Ends	Committee			
			Co.	ISS						Audit	Comp	Nom	Gov
1.1	**James Pokluda III**		Exec	Exec	CEO	M	55	8	2021				
	Non-Executive Directors												
1.6	**William (Bill) Sheffield**		Ind.	Ind.	Chair	M	71	14	2021				
1.2	**Roy Haley**		Ind.	Ind.		M	73	2	2021	M	M		
1.3	**Margaret (Maggie) Laird**		Ind.	Ind.		F	43	1	2021		M		
1.4	**David Nierenberg**		Ind.	Ind.		M	66	0*	2021		C	M	M
1.5	**Sandford Rothe**		Ind.	Ind.		M	64	1	2021	C F		M	M
1.7	**G. Gary Yetman**		Ind.	Ind.		M	65	5	2021			C	C
			86% Ind.	86% Ind.		14% F	Ave: 62	Ave: 4	Ave: 1	100% Ind.	100% Ind.	100% Ind.	100% Ind.

Committee Membership: M = Member | C = Chair | F = Financial Expert
*Indicates director not previously submitted to shareholders for election.

COMMITMENTS AT PUBLIC COMPANIES

Item #	Director Name	# of boards*	Company Name	Mandate Type	CEO	Board Chair	Committee			Ownership		
							Audit	Comp	Nom	#	% stock	% votes
1.1	James Pokluda III	1	*Houston Wire & Cable Company*	Executive Director	✓					213,819	1.3	1.3
1.6	William (Bill) Sheffield	3	*Houston Wire & Cable Company*	Non-Executive Director		✓				40,415	0.2	0.2
			Velan Inc.	Non-Executive Director				C	C			
			Hydro One Limited	Non-Executive Director			M					
1.2	Roy Haley	1	*Houston Wire & Cable Company*	Non-Executive Director			M	M		292,537	1.8	1.6
1.3	Margaret (Maggie) Laird	1	*Houston Wire & Cable Company*	Non-Executive Director				M		500	<0.1	<0.1
			Hitachi Ltd.	Executive Officer (non-director)								
1.4	David Nierenberg	4	*Houston Wire & Cable Company*	Non-Executive Director				C	M	2,043,358	12.3	12.3
			Rosetta Stone Inc.	Non-Executive Director			F	C	M			
			Flotek Industries, Inc.	Non-Executive Director			F	M	M			
			Riverview Bancorp, Inc.	Non-Executive Director				M	M			
1.5	Sandford Rothe	1	*Houston Wire & Cable Company*	Non-Executive Director			C F		M	24,000	0.1	0.1
1.7	G. Gary Yetman	1	*Houston Wire & Cable Company*	Non-Executive Director					C	17,669	0.1	0.1

*The number of boards for each director is the total of executive director and/ or non-executive director mandates.
Ownership values take into account Deferred Share Units where applicable.

Publication Date: 4 May 2020

Page 8

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Meeting Agenda and Proposals Item 2. Advisory Vote to Ratify Named Executive Officers' Compensation AGAINST VOTE RECOMMENDATION A vote AGAINST this proposal is warranted. Total CEO compensation increased significantly over the prior year due to the grant of equity awards. While a portion of the equity awards is subject to a multi-year performance period, the specific goals associated with the performance metrics are not disclosed. In addition, a majority of the equity awards lack performance criteria, and certain of these awards will vest solely upon a CIC of the company. Such awards may incentivize a sale of the company and, absent a minimum consideration requirement, are not strongly linked to company performance. BACKGROUND INFORMATION Policies: Advisory Votes on Executive Compensation Vote Requirement: Majority of votes cast (abstentions count against; broker non-votes not counted) Executive Compensation Analysis Blank Blank space 1 Other Short-Term Incentive Factors Discretionary bonus?* No Future performance metrics Net debt, Normalized net income *Based on the Bonus column in the SCT; per SEC rules, amounts disclosed in this column were not based on pre-set goals. Blank Blank8 S&P 500 is FALS Analysis Other Notable Factors Updates for 2020 compensation. In March 2020, the compensation committee convened to discuss the impact of the coronavirus pandemic and the oil imbalance on the 2020 annual incentive plan for the company’s senior management. In light of these recent events, the committee determined that the goals have been overtaken and should be replaced by two new goals, as follows: 1. halving the company's net debt from $79.3 million at year-end 2019 to under $40 million (weighted at 70 percent); and 2. producing a positive normalized net income for 2020, even in the face of the COVID-19 pandemic and the oil imbalance (weighted at 30 percent). The board states while it retains discretion, it is their intention that bonuses under the revised AIP will be earned only if a goal is fully realized in 2020. The company also announced certain salary reductions for 2020. Specifically, the CEO reduced his salary by 15 percent, and the company reduced employees' compensation by 5 to 10 percent. Publication Date: 4 May 2020 Page 9 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Houston Wire & Cable Company

Meeting Type: Annual
Meeting Date: 11 May 2020
Record Date: 13 March 2020
Meeting ID: 1412348

NASDAQ: HWCC
Index: N/A
Sector: Trading Companies & Distributors
GICS: 20107010

Proxy Alert

Alert Date: 22 April 2020
Original Publication Date: 19 April 2020

This informational alert updates the date, time, and location of the 2020 annual meeting.

On April 20, 2020, the company filed a DEFA 14A, announcing the annual meeting has been rescheduled and the location has been changed from an in-person meeting to a virtual meeting format only due to the public health impact of the coronavirus pandemic and to support the health and well-being of its employees, shareholders, and community. The annual meeting will now be held on May 11, 2020 at 2:00 p.m. Central Time and will be accessible at www.virtualshareholdermeeting.com/HWCC2020.

All vote recommendations remain unchanged.

Agenda & Recommendations

Policy: United States

Incorporated: Delaware, USA

Item	Code	Proposal	Board Rec.	ISS Rec.
MANAGEMENT PROPOSALS				
1.1	M0201	Elect Director James L. Pokluda, III	FOR	FOR
1.2	M0201	Elect Director Roy W. Haley	FOR	FOR
1.3	M0201	Elect Director Margaret S. Laird	FOR	FOR
1.4	M0201	Elect Director David Nierenberg	FOR	FOR
1.5	M0201	Elect Director Sandford W. Rothe	FOR	FOR
1.6	M0201	Elect Director William H. Sheffield	FOR	FOR
1.7	M0201	Elect Director G. Gary Yetman	FOR	FOR
2	M0550	Advisory Vote to Ratify Named Executive Officers' Compensation	FOR	AGAINST
3	M0101	Ratify Ernst & Young LLP as Auditors	FOR	FOR
4	M0524	Amend Omnibus Stock Plan	FOR	AGAINST

Publication Date: 4 May 2020

Page 10

Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Houston Wire & Cable Company

Meeting Type: Annual
Meeting Date: 5 May 2020
Record Date: 13 March 2020
Meeting ID: 1412348

NASDAQ: HWCC
Index: N/A
Sector: Trading Companies & Distributors
GICS: 20107010

Primary Contacts
Jan Carlo Joson
Audrey Velasco – Compensation
U.S. Research Help Center

Key Takeaways

1. While a portion of the equity awards is subject to a multi-year performance period, the specific goals associated with the performance metrics are not disclosed. In addition, a majority of the equity awards lack performance criteria, and certain of these awards will vest solely upon a CIC of the company.
2. The company's equity usage contributes to the pay-for-performance misalignment, and the equity plan is not sufficiently broad-based.

Agenda & Recommendations

Policy: United States
Incorporated: Delaware, USA

Item	Code	Proposal	Board Rec.	ISS Rec.
MANAGEMENT PROPOSALS				
1.1	M0201	Elect Director James L. Pokluda, III	FOR	FOR
1.2	M0201	Elect Director Roy W. Haley	FOR	FOR
1.3	M0201	Elect Director Margaret S. Laird	FOR	FOR
1.4	M0201	Elect Director David Nierenberg	FOR	FOR
1.5	M0201	Elect Director Sandford W. Rothe	FOR	FOR
1.6	M0201	Elect Director William H. Sheffield	FOR	FOR
1.7	M0201	Elect Director G. Gary Yetman	FOR	FOR
2	M0550	Advisory Vote to Ratify Named Executive Officers' Compensation	FOR	AGAINST
3	M0101	Ratify Ernst & Young LLP as Auditors	FOR	FOR
4	M0524	Amend Omnibus Stock Plan	FOR	AGAINST

Shading indicates that ISS recommendation differs from Board recommendation
▶ Items deserving attention due to contentious issues or controversy

Publication Date: 4 May 2020
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Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

TOTAL SHAREHOLDER RETURNS

	1 Year	3 Year	5 Year
Company TSR (%)	-12.85	-12.13	-16.81
GICS 2010 TSR (%)		11.97	9.06
Russell 3000 TSR (%)	31.02	14.57	11.24

Source: Compustat. As of closest month end to company FY end.

Material Company Updates

Item	Summary
Shareholder Concern	In an amended Schedule 13D filed on Dec. 23, 2019, DC3 Family Funds, holder of 10 percent of the company shares, expressed concern over the company's underperformance and intrinsic value discount. Specifically, DC3 stated that in contrast to the stock market's rise, the company's share price has fallen by 21 percent after dropping 30 percent in 2018. On March 13, DC3 amended its filing to request that the company appoint DC3 President David Nierenberg as a director and Damon Benedict as a board observer; the fund also argued for a sum-of-the-parts disaggregation strategy.
Board Updates	On March 16, 2020, David Nierenberg was appointed to the board. Robert Reymond is retiring from the board at this year's annual meeting.

Publication Date: 4 May 2020

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Corporate Governance Profile BOARD SUMMARY SHAREHOLDER RIGHTS SUMMARY Chairman classification Independent Controlled company No Separate chair/CEO Yes Classified board No Independent lead director N/A Dual-class stock No Voting standard Plurality Vote standard for mergers/acquisitions Majority Plurality carveout for contested elections N/A Vote standard for charter amendment Majority Resignation policy No Vote standard for bylaw amendment Majority Total director ownership (000 shares) 2,632 Shareholder right to call special No Total director ownership (%) 15.9 meetings Percentage of directors owning stock 100% Material restrictions on right to call N/A special meetings Number of directors attending < 75% of 0 meetings Shareholder right to act by written No consent Average director age 62 years Cumulative voting No Average director tenure 4 years Board authorized to issue blank-check Yes Percentage of women on board 14% preferred stock Poison pill No Proxy Access No Publication Date: 4 May 2020 Page 13 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Board & Committee Composition The information provided in the charts and tables below is based on ISS data records, which rely on disclosures in proxy materials and other public sources available as of the date set forth below (for the general meeting under review) and, with respect to information from prior years, information that was available ahead of each year’s annual general meeting at the time of ISS’ report for that meeting. As such, these charts and tables might not reflect changes to the board composition and/or other covered elements subsequently disclosed by the issuer after ISS’ publications or between general meetings. Independence values refer to ISS Independence classifications (“Exec”: Executive Director; “N-Ind.”: Non-Independent Director; “Ind.”: Independent Director). as of May 5, 2020 Board Audit Comp Nom Ind.: Ind.: Ind.: 100%, 2 100%, 4 100%, 4 Ind.: 86%, 6 Exec.: Meetings last FY:4 Meetings last FY:5 Meetings last FY:4 14%, 1 Exec N-Ind. Ind. Meetings last FY:8 Independence History Gender Diversity Trend 100% 100% 90% 90% 86% 80% 80% 70% 70% 60% 60% 50% 50% 40% 40% 30% 30% 20% 20% 10% 14% 10% 0% 2016 2017 2018 2019 After AGM 0% Board 83% 83% 80% 86% 86% 2016 2017 2018 2019 After AGM Audit Com 100% 100% 100% 100% 100% male 100% 100% 100% 86% 86% Comp Com 100% 100% 100% 100% 100% female 0% 0% 0% 14% 14% Nom Com 100% 100% 100% 100% 100% Director tenure 0 2 4 6 8 10 12 14 16 Publication Date: 4 May 2020 Page 14 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC) | **Meeting Date: 11 May 2020**
POLICY: United States | Meeting ID: 1412348

Board Profile (after upcoming meeting)

Item #	Executive Directors	Affiliation	Independence		Leadership	Gender	Age	Tenure	Term Ends	Committee			
			Co.	ISS						Audit	Comp	Nom	Gov
1.1	**James Pokluda III**		Exec	Exec	CEO	M	55	8	2021				
	Non-Executive Directors												
1.6	**William (Bill) Sheffield**		Ind.	Ind.	Chair	M	71	14	2021			C	C
1.2	**Roy Haley**		Ind.	Ind.		M	73	2	2021	M	M		
1.3	**Margaret (Maggie) Laird**		Ind.	Ind.		F	43	1	2021		M		
1.4	**David Nierenberg**		Ind.	Ind.		M	66	0*	2021		M	M	M
1.5	**Sandford Rothe**		Ind.	Ind.		M	64	1	2021	C F		M	M
1.7	**G. Gary Yetman**		Ind.	Ind.		M	65	5	2021		C	M	M
			86% Ind.	86% Ind.		14% F	Ave: 62	Ave: 4	Ave: 1	100% Ind.	100% Ind.	100% Ind.	100% Ind.

Committee Membership: M = Member | C = Chair | F = Financial Expert
*Indicates director not previously submitted to shareholders for election.

COMMITMENTS AT PUBLIC COMPANIES

Item #	Director Name	# of boards*	Company Name	Mandate Type	CEO	Board Chair	Committee			Ownership		
							Audit	Comp	Nom	#	% stock	% votes
1.1	James Pokluda III	1	*Houston Wire & Cable Company*	Executive Director	✓					213,819	1.3	1.3
1.6	William (Bill) Sheffield	3	*Houston Wire & Cable Company*	Non-Executive Director		✓			C	40,415	0.2	0.2
			Velan Inc.	Non-Executive Director				C	C			
			Hydro One Limited	Non-Executive Director			M					
1.2	Roy Haley	1	*Houston Wire & Cable Company*	Non-Executive Director			M	M		292,537	1.8	1.6
1.3	Margaret (Maggie) Laird	1	*Houston Wire & Cable Company*	Non-Executive Director				M		500	<0.1	<0.1
			Hitachi Ltd.	Executive Officer (non-director)								
1.4	David Nierenberg	4	*Houston Wire & Cable Company*	Non-Executive Director				M	M	2,043,358	12.3	12.3
			Rosetta Stone Inc.	Non-Executive Director			F	C	M			
			Flotek Industries, Inc.	Non-Executive Director			F	M	M			
			Riverview Bancorp, Inc.	Non-Executive Director				M	M			
1.5	Sandford Rothe	1	*Houston Wire & Cable Company*	Non-Executive Director			C F		M	24,000	0.1	0.1
1.7	G. Gary Yetman	1	*Houston Wire & Cable Company*	Non-Executive Director				C	M	17,669	0.1	0.1

*The number of boards for each director is the total of executive director and/ or non-executive director mandates.
Ownership values take into account Deferred Share Units where applicable.

DIRECTOR PAY AND ATTENDANCE OVERVIEW MOST RECENT FY

Item #	Director Name	Board Position	Attendance (in %)	Total Compensation
1.1	**James Pokluda III**	ED, CEO	≥75%	*
1.6	**William (Bill) Sheffield**	**NED, Chair, Nom (C)**	**≥75%**	**170,000**
1.2	**Roy Haley**	NED, Audit (M), Comp (M)	≥75%	129,000
1.3	**Margaret (Maggie) Laird**	NED, Comp (M)	≥75%	105,000
1.4	**David Nierenberg**	NED, Comp (M), Nom (M)	N/A	N/A
1.5	**Sandford Rothe**	NED, Audit (C), Nom (M)	≥75%	129,000
1.7	**G. Gary Yetman**	NED, Comp (C), Nom (M)	≥75%	129,000
Total				662,000

Pay in local currency
ED for Executive Directors, NED for Non-Executive Directors
*For executive director data, please refer to Executive Pay Overview.

Publication Date: 4 May 2020 | Page 15

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Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Compensation Profile

EXECUTIVE PAY OVERVIEW

Executive	Title	Base Salary	Change in Pension, Deferred Comp, All Other Comp	Bonus & Non-equity Incentives	Restricted Stock	Option Grant	Total
J. Pokluda	President & Chief Executive Officer	549	10	83	1,560	0	2,202
C. Micklas	Chief Financial Officer	315	14	20	630	0	978
Median CEO Pay	ISS Selected Peer Group	555	38	367	317	0	1,313
	Company Defined Peers	588	34	364	501	0	**1,790**

Source: ISS. Pay in $thousands. Total pay is sum of all reported pay elements, using ISS' Black-Scholes estimate for option grant-date values. Note: Median total pay will not equal sum of pay elements medians. Company Defined Peers are as disclosed. More information on ISS' peer group methodology at www.issgovernance.com/policy-gateway/us-compensation-policy-guidance/.

OPTION VALUATION ASSUMPTIONS

For CEO's last FY Grant*	Company	ISS
Volatility (%)	N/A	N/A
Dividend Yield (%)	N/A	N/A
Term (yrs)	N/A	N/A
Risk-free Rate (%)	N/A	N/A
Grant date fair value per option	N/A	N/A
Grant Date Fair Value ($ in 000)	N/A	N/A

The CEO did not receive stock options in the most recent fiscal year.

CEO PAY MULTIPLES

Compared to	Multiple
2nd highest active executive	2.25
Average active NEO	2.25
ISS peer median	1.68
Company peer median	1.23
Median employee/CEO Pay Ratio*	N/D

*The company does not disclose the median compensation of all employees.

CEO TALLY SHEET

CEO	J. Pokluda
CEO tenure at FYE:	8 years
Present value of all accumulated pension:	N/A
Value of CEO stock owned (excluding options):	$502,475
Potential Termination Payments	
Involuntary termination without cause:	$1,993,288
Termination after a change in control:	$3,396,605

Source: DEF14A

Publication Date: 4 May 2020

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Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Vote Results

ANNUAL MEETING 7 MAY 2019

Proposal	Board Rec	ISS Rec	Disclosed Result	Support Including Abstains (%)[1]	Support Excluding Abstains (%)[2]
1.1 Elect Director James L. Pokluda, III	For	For	Pass	97.9	97.9
1.2 Elect Director Roy W. Haley	For	For	Pass	98.0	98.0
1.3 Elect Director Margaret S. Laird	For	For	Pass	99.1	99.1
1.4 Elect Director Robert L. Reymond	For	For	Pass	94.8	94.8
1.5 Elect Director Sandford W. Rothe	For	For	Pass	98.9	98.9
1.6 Elect Director William H. Sheffield	For	For	Pass	98.8	98.8
1.7 Elect Director G. Gary Yetman	For	For	Pass	98.8	98.8
2 Ratify Ernst & Young LLP as Auditors	For	For	Pass	98.9	99.5
3 Advisory Vote to Ratify Named Executive Officers' Compensation	For	For	Pass	95.1	96.9

Shaded results reflect a majority of votes cast FOR shareholder proposal or AGAINST management proposal or director election
[1]Support Including Abstains is defined as %FOR/(For + Against + Abstain), as expressed as a percentage.
[2]Support Excluding Abstains is defined as %FOR/(For + Against), as expressed as a percentage, provided if different from For + Against + Abstain.

Publication Date: 4 May 2020

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Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: **11 May 2020**
Meeting ID: 1412348

Meeting Agenda & Proposals

Items 1.1-1.7. Elect Directors

FOR

VOTE RECOMMENDATION

A vote FOR the director nominees is warranted.

BACKGROUND INFORMATION

Policies: Board Accountability | Board Responsiveness | Director Competence | Director Independence | Election of Directors | ISS Categorization of Directors | Vote No campaigns

Vote Requirement: The company has a plurality vote standard for the election of directors.

Discussion

Please see the Board Profile section above for more information on director nominees. No significant issues are highlighted at this time.

ELECTION SUMMARY

The company proposes the following (re)elections:

Type of election	Nominees
Incumbent board members to be reelected	William (Bill) Sheffield, James Pokluda III, Roy Haley, Margaret (Maggie) Laird, Sandford Rothe, and G. Gary Yetman
New board nominee to be elected by shareholders	David Nierenberg
Terms of candidates	**Nominees**
One-year term	William (Bill) Sheffield, James Pokluda III, Roy Haley, Margaret (Maggie) Laird, David Nierenberg, Sandford Rothe, and G. Gary Yetman

INFORMATION ON NEW NOMINEES

	David Nierenberg
# Shares held	2,043,358
Voting power	12.34
CEO or Chair positions	N/A

ISS POLICY COMPLIANCE TABLE

	Company-level	Nominee impact
Disclosure		
Names of new nominee(s)	Disclosed	
Biographies of new nominee(s)	Disclosed	
Independence		
Board	86%	
Audit committee	100%	

Publication Date: 4 May 2020

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Compensation committee 100% Nominating committee 100% Composition Poor attendance No concerns Overboarding No concerns Executive on a key committee No concerns Combined Chair/CEO N/A Length of term N/A Blank. N/A in this market No concerns No impacted nominees Impacted nominees are on ballot Publication Date: 4 May 2020 Page 19 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States
Meeting Date: 11 May 2020
Meeting ID: 1412348

Item 2. Advisory Vote to Ratify Named Executive Officers' Compensation — AGAINST

VOTE RECOMMENDATION

A vote AGAINST this proposal is warranted. Total CEO compensation increased significantly over the prior year due to the grant of equity awards. While a portion of the equity awards isd subject to a multi-year performance period, the specific goals associated with the performance metrics are not disclosed. In addition, a majority of the equity awards lack performance criteria, and certain of these awards will vest solely upon a CIC of the company. Such awards may incentivize a sale of the company and, absent a minimum consideration requirement, are not strongly linked to company performance.

BACKGROUND INFORMATION

Policies: Advisory Votes on Executive Compensation

Vote Requirement: Majority of votes cast (abstentions count against; broker non-votes not counted)

Executive Compensation Analysis

COMPONENTS OF PAY

($ in thousands)	CEO				CEO Peer Median	Other NEOs
	J. Pokluda		J. Pokluda	J. Pokluda		
	2019	**Change**	**2018**	**2017**	**2019**	**2019**
Base salary	549	6.6%	515	499	555	315
Deferred comp & pension	0		0	0	0	0
All other comp	10	-51.8%	21	14	22	14
Bonus	0		0	0	0	0
Non-equity incentives	83	-85.1%	557	538	358	20
Restricted stock	1,560	420.8%	300	1,350	317	630
Option grant	0		0	0	0	0
Total	**2,202**	**58.2%**	**1,391**	**2,400**	**1,313**	**978**
% of Net Income	86.3%					38.4%
% of Revenue	0.7%					0.3%

Non-Performance-Based Pay Elements (CEO)

Key perquisites ($)	Auto: 4,542; CEO Aggregate Perks: 2,618*
Key tax gross-ups on perks ($)	None
*Value of accumulated NQDC** ($)*	N/A
Present value of all pensions ($)	N/A
Years of actual plan service	N/A
Additional years credited service	N/A

*Represents amount for group term life and long-term disability insurance premiums
**Non-qualified Deferred Compensation

Disclosed Benchmarking Targets

Base salary	None Disclosed
Target short-term incentive	None Disclosed

Publication Date: 4 May 2020
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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Target long-term incentive (equity) None Disclosed Target total compensation None Disclosed Blank Severance/Change-in-Control Arrangements (CEO unless noted) Contractual severance arrangement Individual Contract Non-CIC estimated severance ($) 1,993,288 Change-in-Control Severance Arrangement Cash severance trigger* Double trigger Cash severance multiple 2 times Cash severance basis Base Salary + Most Recent Bonus Treatment of equity Auto-accelerated equity vesting Excise tax gross-up* No Estimated CIC severance ($) 3,396,605 *All NEOs considered Compensation Committee Communication & Responsiveness Disclosure of Metrics/Goals Annual incentives Yes Long-term incentives Partial Pay Riskiness Discussion Process discussed? No Material risks found? No Risk Mitigators Clawback policy* Yes CEO stock ownership guideline 2X Stock holding period requirements No stock holding period requirements disclosed *Must apply to cash as well as equity incentives and at least all NEOs. Pledging/Hedging of Shares Anti-hedging policy Company has a robust policy Anti-pledging policy The proxy statement does not disclose a robust policy Compensation Committee Responsiveness MSOP vote results (F/F+A) 2019: 96.9%; 2018: 96.2%; 2017: 98.0% Frequency approved by shareholders Annual with 86.6% support Frequency adopted by company Annual (most recent frequency vote: 2017) Repricing History Repriced/exchanged underwater No options last FY? Publication Date: 4 May 2020 Page 21 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

Pay for Performance Evaluation

PAY-FOR-PERFORMANCE QUANTITATIVE SCREEN

The pay-for-performance quantitative screen uses four measures that together evaluate the alignment of CEO pay and company performance. The screen measures alignment over multiple time horizons, on both an absolute and relative basis, using multiple performance measures. The screen is designed to identify outlier companies that demonstrate a significant quantitative misalignment over time.

Measure	Result
Relative Degree of Alignment	**-57.32**
Multiple of Median	**1.68**
Initial Quantitative Concern	Medium
Financial Performance Assessment	**-14.85**
Overall Quantitative Concern	**Medium**

P4P Run # 202004060151

RELATIVE DEGREE OF ALIGNMENT

The chart plots percentiles of the annualized 3-year performance and pay rankings for the company (▲) and ISS' derived peers (◆). The gray band generally indicates alignment


100%
50%
0%
Performance
0%
50%
100%
Pay

MULTIPLE OF MEDIAN

Pay in $thousands. The gray band represents 25th to 75th percentile of CEO pay of ISS' selected p group, and the blue line represents the 50th percentile.


CEO total pay is 1.68 times the median of peers.
-
2,000
4,000
6,000
8,000
10,000

FINANCIAL PERFORMANCE ASSESSMENT

Blue boxes indicate the company's quartile rankings compared to ISS' selected peer group in the applicable measure/metric, measured over three years. The leftmost box indicates bottom quartile and rightmost box indicates top quartile.

Measure		Quartile Ranking vs. Peers
Pay		3rd quartile (of 4)
Weighted Performance		3rd quartile (of 4)
Metrics	**Long-Term Performance**	**Quartile Ranking vs. Peers**
EVA Margin	-1.54	3rd quartile (of 4)
EVA Spread	-2.43	2nd quartile (of 4)
EVA Momentum (Sales)	0.87	2nd quartile (of 4)
EVA Momentum (Capital)	1.39	3rd quartile (of 4)

EVA Metrics are calculated by ISS EVA, and are based on audited financial data reported in 10-K 10-Q filings. For more information on the EVA methodology and metrics, visit https://www.issgovernance.com/solutions/iss-analytics/iss-eva-resource-center/

3-YEAR MULTIPLE OF MEDIAN

Pay in $ thousands. The gray band represents 25th to 75th percentile of CEO pay of ISS' selected peer group, and the blue line represents the 50th percentile.

GAAP FINANCIAL PERFORMANCE

The below GAAP financial performance information is provided for informational purposes. It dc not affect the pay-for performance quantitative screens.

Publication Date: 4 May 2020

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Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: 11 May 2020
Meeting ID: 1412348

CEO total pay (3-year average) is 1.14 times the median of peers.


-
2,000
4,000
6,000
8,000

CEO total pay (3-year average): $1,997,858
CEO total pay (3-year cumulative): $5,993,574

Measure		Quartile Ranking vs. Peers
Pay		
Weighted Performance		
Metrics (ranked by weight)	**Long-Term Performance**	**Quartile Ranking vs. Peers**
ROIC	1.8	
Return on Assets	1.5	
Return on Equity	3.1	
EBITDA Growth	758.6	

ISS AND COMPANY PEER GROUPS

ISS Selected (8)	CAI International, Inc. General Finance Corporation The Eastern Company Twin Disc, incorporated	EVI Industries, Inc. Hurco Companies, Inc. The L.S. Starrett Company Willis Lease Finance Corporation
Shared (6)	Huttig Building Products, Inc. L.B. Foster Co. Northwest Pipe Company	Insteel Industries, Inc. Lawson Products, Inc. Transcat, Inc.
Company-Disclosed (9)	Advanced Energy Industries, Inc. CECO Environmental Corp. Flotek Industries, Inc. NN, Inc. Raven Industries, Inc.	Badger Meter, Inc. Columbus McKinnon Corporation Hill International, Inc. Powell Industries, Inc.

The shaded area represents the overlap group of companies that are in both ISS' comparison group and the company's disclosed CEO compensation benchmarking peer group. Excludes private or foreign companies, or companies for which financial data is unavailable. For more information on the ISS peer group methodology, visit https://www.issgovernance.com/policy-gateway/voting-policies/

PEER GROUP SIZE

Size (by revenue) of the ISS, company and overlap peer group gray area represents 0.4 - 2.5 times the company's revenue.


Size as multiple of target
3
2
1
0
Houston Wire & Cable Company
ISS Only
Shared
Company Only

Data for ISS' pay-for-performance tests are sourced from proxy disclosures for pay and from Compustat for TSR and financial performance. For more information on ISS' quantitative pay-for-performance evaluation, visit https://www.issgovernance.com/policy-gateway/voting-policies/

Publication Date: 4 May 2020
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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Short-Term Cash Incentives Short-term Incentives CEO STI Opportunities FY 2019 (J. Pokluda) FY 2018 (J. Pokluda) Target Maximum Target Maximum STI targets ($) 440,000 770,000 412,000 618,000 STI targets (calculated) 80% of base salary 140% of base salary 80% of base salary 120% of base salary STI targets (as disclosed) 80% of base salary ISS peer median 78% of base salary Company peer median 100% of base salary Blank Actual Payouts ($) FY 2019 (J. Pokluda) FY 2018 (J. Pokluda) Amount % of base salary Amount % of base salary Bonus 0 0 0 0 Non-equity incentive 82,500 15 556,563 108 Total Bonus + Non-equity 82,500 15 556,563 108 Blank1 Performance Provisions STI performance Metric Form Weight Threshold Target Maximum Actual metrics/goals $18.6 $21.6 EBITDA Absolute 60% ND $9.4 million million million Individual Absolute 20% ND ND ND ND objectives Working capital $2.90 $3.05 $2.44 Absolute 20% ND efficiency million million million Blank5 Blank space 1 Other Short-Term Incentive Factors Discretionary bonus?* No Future performance metrics Not disclosed *Based on the Bonus column in the SCT; per SEC rules, amounts disclosed in this column were not based on pre-set goals. Blank Blank8 Long-Term Incentives CEO's last FY LTI target (%) None disclosed NEOs' last FY award type(s) Performance-based stock, Time-based stock Last FY performance Metric Threshold Target Maximum metrics/goals 3-yr Cumulative ND ND ND EBITDA 3-yr Stock price ND ND ND performance *Includes S&P 500 is FALSE Publication Date: 4 May 2020 Page 24 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020
POLICY: United States Meeting ID: 1412348

Long-Term Equity Grants

CEO Equity Awards	FY 2019				FY 2018			
	Shares (#)	% shares*	Value ($)*	% value	Shares (#)	% shares*	Value ($)*	% value
Time-based shares	328,125	86	1,260,000	81	48,387	100	299,516	100
Standard options	0	0	0	0	0	0	0	0
Performance shares	52,910	14	300,000	19	0	0	0	0
Performance Options	0	0	0	0	0	0	0	0
Total Equity	381,035		1,560,000		48,387		299,516	

Time-based equity vesting	78,215 restricted shares: One-third per year 250,000 restricted shares: Vest if there is a change-in-control of the company on or before Dec. 2, 2024
Perf. measurement period	Three years (FY2019-21)
CEO one-time equity award	N/A
*CEO equity pay mix (by value)**	Performance-conditioned: 19.2%; Time-based: 80.8%

*Performance shares, if any, are counted and valued at target.

Executive Summary

Evaluation Component	Level of Concern	Key Reasons
Non-Performance-Based Pay Elements	Low	
Peer Group Benchmarking	Low	
Severance/CIC Arrangements	Medium	Auto-Accelerated Equity Vesting
Comp Committee Communication/Responsiveness	Low	
Pay for Performance Evaluation	High	P4P Misalignment
***ISS Recommendation:* AGAINST**		

Pay for Performance Analysis

ISS' quantitative screen yields a medium concern level, indicating a misalignment between CEO pay and company performance. ISS' qualitative review, which closely examines the compensation program to identify factors that reinforce or mitigate the quantitative misalignment, indicates the following:

OVERVIEW

TSR underperformed; total CEO pay increased. Total shareholder returns on a one-, three-, and five-year basis underperformed the company's four-digit GICS group and the broader Russell 3000 Index, posting negative returns over all periods. Total CEO pay increased by approximately 58 percent, to $2.2 million in FY2019. Such increase was mainly driven by the grant of equity awards.

ANNUAL COMPENSATION

1. *STI program is primarily based on pre-set objective measures*
2. *Below target payouts in line with performance*

Annual incentives were primarily based on pre-set objective metrics. The annual incentives were based on the achievement of an EBITDA metric (weighted at 60 percent), a working capital efficiency metric (20 percent), and individual objectives (20 percent). The EBITDA target was set above actual 2018 results while individual objectives replaced the strategic sales margin metric. The proxy does not disclose the individual objectives set for each NEO.

Payouts earned below target. The target annual cash bonus opportunities for CEO Pokluda and CFO Micklas were set at 80 percent and 40 percent, respectively, of base salary. For FY2019, the company achieved below target for both the EBITDA and working capital metrics while the proxy indicates that individual incentives were not applicable. As a result, Pokluda and Micklas earned

Publication Date: 4 May 2020 Page 25

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 $82,500 and $19,875, respectively, representing approximately 19 percent and 16 percent of their respective target bonus opportunities. LONG-TERM COMPENSATION 1. Majority of LTI awards lack rigorous performance criteria 2. Forward-looking performance targets not disclosed NEO equity mix consisted of performance-conditioned and time-based awards. Per the latest Form 10-K, Pokluda and Micklas were granted the following equity awards during fiscal 2019: 1. 78,125 shares of restricted stock to Pokluda and 19,531 shares of restricted stock to Micklas, which vest in one-third increments on each anniversary of the grant date; 2. 52,910 performance stock units to Pokluda and 13,228 performance stock units to Micklas, which vest based on the achievement of cumulative EBITDA and stock price performance goals over a three-year period. However, the specific goals associated with each performance metric are not disclosed in the proxy statement; and 3. 250,000 shares of restricted stock to Pokluda and 125,000 shares of restricted stock to Micklas, which will solely vest if there is a change-in-control of the company (as defined in the 2017 Plan) on or before Dec. 2, 2024. Pokluda's equity awards are valued by ISS in the aggregate at $1.6 million. Other Notable Factors Single-trigger equity vesting acceleration. Equity award arrangements provide for automatic accelerated vesting upon a change-incontrol. Such single-trigger vesting may result in an economic windfall to the executive without an accompanying termination of employment. Conclusion Total CEO compensation increased significantly over the prior year due to the grant of equity awards. While a portion of the equity awards is subject to a multi-year performance period, the specific goals associated with the performance metrics are not disclosed. In addition, a majority of the equity awards lack performance criteria, and certain of these awards will vest solely upon a CIC of the company. Such awards may incentivize a sale of the company and, absent a minimum consideration requirement, are not strongly linked to company performance. In light of these concerns, support for this proposal is not warranted. There is a management proposal on ballot requesting new shares under the company’s 2017 Stock Plan (see Item 4). The pay-for-performance disconnect is driven by the company's use of equity. Given that the stock program is not sufficiently broad-based (e.g. there is a high concentration ratio of grants for top executives), the equity plan is viewed as a vehicle for the misalignment and a vote against the equity plan proposal is therefore also warranted. Publication Date: 4 May 2020 Page 26 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 Item 3. Ratify Ernst & Young LLP as Auditors FOR VOTE RECOMMENDATION A vote FOR this proposal to ratify the auditor is warranted. BACKGROUND INFORMATION Policies: Auditor Ratification Vote Requirement: Majority of votes cast (abstentions count against; broker non-votes not counted) Discussion AUDIT FIRM INFORMATION The board recommends that Ernst & Young LLP be reappointed as the company's independent audit firm. Audit firm name Ernst & Young LLP Audit firm since (as disclosed) 1997 Audit opinion for the last fiscal year Unqualified Term to serve if reappointed 1 year FEES PAID DURING THE LAST FISCAL YEAR Audit firm name Ernst & Young LLP Fees currency USD Total fees paid to the audit firm 656,575 Audit fees 535,000 Audit-related fees 50,000 Total transaction-related fees 0 Total tax fees 71,575 Tax compliance/preparation fees 71,575 Tax advice fees 0 Other fees 0 Total non-audit fees* 0 Total non-audit fees as a percentage of total fees 0.0% *Total non-audit fees include other fees, tax advice fees, and certain transaction-related fees. Non-audit fees will also include any tax-related fees not identified as tax compliance or tax preparation. The auditor's report contained in the annual report is unqualified, meaning that in the opinion of the auditor, the company's financial statements are fairly presented in accordance with generally accepted accounting principles. Analysis This request to ratify the auditor does not raise any exceptional issues, as the auditor is independent, there are no non-audit fees, and there is no reason to believe the auditor has rendered an inaccurate opinion or engaged in poor accounting practices. Publication Date: 4 May 2020 Page 27 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.

Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020
POLICY: United States Meeting ID: 1412348

Item 4. Amend Omnibus Stock Plan

AGAINST

VOTE RECOMMENDATION

A vote AGAINST this proposal is warranted. There is a pay-for-performance misalignment that is driven by problematic equity usage, and the plan is not sufficiently broad based. Therefore, the plan is viewed as a vehicle for the pay-for-performance misalignment.

BACKGROUND INFORMATION

Policies: Amending Equity Plans

Vote Requirement: Majority of votes cast (abstentions count against; broker non-votes not counted)

Proposal

Plan Name	2017 Stock Plan
Year of last share request	2018
New share request	1,500,000 shares
Shares rolled over from prior plan(s)	None
Shares remaining under existing plan(s)	5,148 shares
Evergreen provision	No
Shares outstanding*	16,556,950 shares
Market value*	$83,612,598

*As of Record Date using 200-day average closing price as of December 1, 2019

Analysis

ISS' analysis considers multiple positive and negative factors to evaluate equity incentive plan proposals within three pillars: Estimated Cost, Plan Features, and Equity Grant Practices.

Pillars and factors are weighted according to their relative importance, with a maximum of 100 potential points; a score of 53 points generally results in a favorable recommendation. In some cases, regardless of the score, overriding factors or an analysis of the amendments may affect the recommendation, also as indicated below. For more details, please see the Equity Compensation Plans FAQs.

SUMMARY EVALUATION

EPSC Model: Non-Russell 3000

Evaluation Component	Maximum Score	Company Score
Plan Costs	45	**19.3**
Plan Features	27	**19.0**
Grant Practices	28	**26.3**
Total Score	**100**	**64.6**

Overriding Factors: Equity-related pay-for-performance disconnect

ISS Recommendation: **AGAINST**

Publication Date: 4 May 2020 Page 28

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020
POLICY: United States Meeting ID: 1412348

For the following analysis, ✓ has a positive impact, × has a negative impact, and ↔ is neutral.

I – Plan Cost

Score: 19.3 of 45

Impact	Shareholder Value Transfer (SVT)	ISS Benchmark*	Plan SVT
↔	New + Available shares	9.55%	9.09%
×	New + Available + Outstanding grants	12.91%	14.72%

The potential value transfer of equity based on new, available, and outstanding shares exceeds the ISS benchmark.

*Maximum point accrue for company SVT = 65% of ISS Benchmark SVT

II – Plan Features

Score: 19.0 of 27

Impact	Factors	Plan Data
×	Complete CIC vesting disclosure	No

The plan's disclosure of CIC vesting treatment is incomplete (or otherwise is considered to be discretionary).

Impact	Factors	Plan Data
✓	Liberal share recycling	No
×	Broad discretion to accelerate vesting	Yes

The administrator may accelerate the vesting of any award type, beyond cases involving a death or disability.

Impact	Factors	Plan Data
✓	Vesting requirement of at least one year for all equity award types	Yes
✓	Plan prohibits payment of dividends on unvested equity awards	Yes

III – Grant Practices

Score: 26.3 of 28

Impact	Factors	Company Data
↔	3-year average burn rate*	4.52%
✓	Estimated plan duration	4.1 years

*Index/Industry mean + 1 standard deviation; maximum points accrue for company burn rate ≤ 50% of ISS Benchmark Burn Rate

IV – Overriding Factors

	Feature/Practice	Company/Plan
	Provision to reprice w/o shareholder approval	Prohibits
	Cash buyout w/o shareholder approval	Prohibits
	Liberal CIC vesting risk	No
×	Equity-related pay-for-performance disconnect	Yes
	Problematic equity-related provision	No
	Excessive dilution	N/A
	162(m) approval only and committee independent	N/A

DISCUSSION

As discussed under Item 2, there is a pay-for-performance misalignment driven by problematic equity grant practices. The specific goals associated with the performance metrics of the performance-conditioned awards are not disclosed. In addition, a majority of the equity awards lack performance criteria, and certain of these awards will vest upon a CIC of the company. Moreover, the company's equity grants overall are highly concentrated on the NEOs (e.g. the plan is not sufficiently broad-based). Accordingly, this is an overriding factor that warrants an adverse vote recommendation.

Publication Date: 4 May 2020 Page 29

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Houston Wire & Cable Company (HWCC) Meeting Date: **11 May 2020**
POLICY: United States Meeting ID: 1412348

Supplemental Information

Shareholder Value Transfer (SVT)

Evergreen funding:	No
Fungible share counting (FV multiplier):	None
200-day average closing price as of December 1, 2019	$5.05
4-digit GICS	2010 (Capital Goods)

SVT Calculation	Company	ISS Valuation	SVT
New shares requested (A)	1,500,000	$7,575,000	9.06%
Available shares remaining (B)	5,148	$25,997	0.03%
Unvested/Unexercised granted shares (C)	1,053,000	$4,710,090	5.63%
New + Available (A+B)	1,505,148	$7,600,997	9.09%
New + Available + Outstanding (A+B+C)	2,558,148	$12,311,087	14.72%

Source:
A shares - (DEF 14A, 3/26/2020, p. 26)
B shares - (10-K, 3/13/2020, p. F-18)
C shares consist of 122,000 stock options and 931,000 full-value awards (10-K, 3/13/2020, pp. F-16 - F-18)

Company Burn Rate (Historical Grants)

Index/ Industry group:	Non-Russell 3000/ 2010 (Capital Goods)
3-year stock volatility:	42.69%
Volatility multiplier:	1 Full Value Award = 2.00 Option Shares
ISS benchmark:	8.17%

Fiscal Year	2019	2018	2017
Options/SARs (O):	-	-	-
Full value awards (FV):	637,433	175,974	296,733
O + FV:	637,433	175,974	296,733
Adjusted O + FV (after multiplier):	1,274,866	351,948	593,466
Wtd. common shares outstanding:	16,433,644	16,389,876	16,269,611
Unadjusted burn rate:	3.88%	1.07%	1.82%
	3-year average unadjusted burn rate: 2.26%		
Adjusted burn rate:	7.76%	2.15%	3.65%
	3-year average adjusted burn rate: 4.52%		

Share Dilution

Shares outstanding (1): 16,556,950	*Warrants & convertibles (2):* 0
Shares reserved under plans (3): 2,558,148	*Fully diluted shares (1+2+3):* 19,115,098

	Shares	Dilution (Basic)*	Dilution (Full)*
New shares requested:	1,500,000	9.06%	7.85%
Existing shares available for grant:	5,148	0.03%	0.03%
Granted unexercised/Unvested shares:	1,053,000	6.36%	5.51%
Total share allocation:	2,558,148	15.45%	13.38%

*Assuming maximum dilution

Publication Date: 4 May 2020 Page 30

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020
POLICY: United States Meeting ID: 1412348

Peer Comparisons* - Dilution/Burn Rate/ NEO Concentration Ratios

	Dilution (Full)	3-yr Avg. Adjusted Burn Rate	3-yr Avg. Grants to CEO	3-yr Avg. Grants to NEOs
Company:	13.38%	4.52%	50.69%	66.19%
GICS median:	10.40%	2.40%	20.90%	39.70%
GICS average:	12.80%	3.30%	23.20%	44.20%
GICS 75th percentile:	14.50%	4.30%	30.50%	57.80%

*4-digit GICS peers

Additional Plan Features

Award types authorized (minimum option exercise price):	ISOs (100%), NSOs (100%), SARs, RSUs, restricted stock, performance units and performance shares
Award-type limits:	None
Eligible participants:	All employees and non-employee directors (NEDs)
Plan administrator:	Compensation Committee
Plan expiration date:	August 4, 2027
Individual award limits:	In any calendar year: options or SARs - 500,000 shares; performance-based stock awards or stock unit awards - 150,000 shares; stock units settled in cash are limited to an amount equal to the fair market value of 150,000 shares
Terms/vesting provisions:	Stock options and SARs have a maximum 10 year term.
Minimum vesting requirements:	Appreciation awards: 1 year; Full-value awards: 1 year; up to 5 percent of the plan's share reserve may be issued without a minimum vesting requirement
Loans to participants:	The plan does not allow the company to extend loans to participants.
Performance criteria disclosed:	Yes
Treatment in a CIC:	The vesting of time-based equity awards would be at the discretion of the plan administrator; performance awards would be settled at target.

Publication Date: 4 May 2020 Page 31

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Houston Wire & Cable Company (HWCC)
POLICY: United States

Meeting Date: **11 May 2020**
Meeting ID: 1412348

Equity Ownership Profile

Type	Votes per share	Issued
Common Stock	1.00	16,556,950

Ownership - Common Stock	Number of Shares	% of Class
Nierenberg Investment Management Co., Inc.	2,043,358	12.46
Fidelity Management & Research Co. LLC	1,471,468	8.97
Royce & Associates LP	1,208,781	7.37
Rutabaga Capital Management LLC	1,081,428	6.59
Dimensional Fund Advisors LP	1,066,814	6.51
Fondren Management LP	805,000	4.91
The Vanguard Group, Inc.	702,183	4.28
POKLUDA JAMES L III	587,883	3.59
Columbia Management Investment Advisers LLC	582,006	3.55
BlackRock Fund Advisors	493,717	3.01
Invenomic Capital Management LP	411,671	2.51
Balter Liquid Alternatives LLC	396,805	2.42
HALEY ROY W	350,000	2.13
Renaissance Technologies LLC	308,352	1.88
Franklin Mutual Advisers LLC	296,677	1.81
Ancora Advisors LLC	244,659	1.49
Raymond James & Associates, Inc. (Invt Mgmt)	238,362	1.45
Roumell Asset Management LLC	232,700	1.42
MICKLAS CHRISTOPHER M	212,298	1.30
GRAHAM NICOL G	187,636	1.14

© 2020 Factset Research Systems, Inc. All Rights Reserved. As of: 26 Mar 2020

Additional Information

Meeting Location	10201 North Loop East Houston, Texas 77029
Meeting Time	8:30 a.m. Central Time
Shareholder Proposal Deadline	November 25, 2020
Security IDs	44244K109(CUSIP)

Publication Date: 4 May 2020

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Houston Wire & Cable Company (HWCC) Meeting Date: 11 May 2020 POLICY: United States Meeting ID: 1412348 ISS’ experienced research team provides comprehensive proxy analyses and complete vote recommendations for approximately 44,000 meetings annually in around 115 markets worldwide. With a team of approximately 300 research professionals, ISS aims to cover every holding within a client’s portfolio in both developed and emerging markets. Our Research Analysts are located in offices worldwide, offering local insight and global breadth. Research office locations include Berlin, Brussels, London, Manila, Mumbai, Norman, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto, and Rockville, Maryland. ISS has long been committed to engagement and transparency. For information on the policies applied in this research report, please see our Policy Gateway. Please use the ISS Help Center for questions on research reports, policy, and for requests for engagements. The issuer that is the subject of this analysis may have purchased self-assessment tools and publications from ISS Corporate Solutions, Inc. (formerly known as ISS Corporate Services, Inc. and referred to as “ICS”), a wholly-owned subsidiary of ISS, or ICS may have provided advisory or analytical services to the issuer in connection with the proxies described in this report. These tools and services may have utilized preliminary peer groups generated by ISS’ institutional research group. No employee of ICS played a role in the preparation of this report. If you are an ISS institutional client, you may inquire about any issuer's use of products and services from ICS by emailing disclosure@issgovernance.com. This proxy analysis and vote recommendation has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. While ISS exercised due care in compiling this analysis, it makes no warranty, express or implied, regarding the accuracy, completeness or usefulness of this information and assumes no liability with respect to the consequences of relying on this information for investment or other purposes. In particular, the research and voting recommendations provided are not intended to constitute an offer, solicitation or advice to buy or sell securities nor are they intended to solicit votes or proxies. ISS is an independent company owned by entities affiliated with Genstar Capital (“Genstar”). ISS and Genstar have established policies and procedures to restrict the involvement of Genstar and any of Genstar’s employees in the content of ISS' analyses. Neither Genstar nor their employees are informed of the contents of any of ISS' analyses or recommendations prior to their publication or dissemination. The issuer that is the subject of this proxy analysis may be a client of ISS or ICS, or the parent of, or affiliated with, a client of ISS or ICS. One or more of the proponents of a shareholder proposal at an upcoming meeting may be a client of ISS or ICS, or the parent of, or affiliated with, a client of ISS or ICS. None of the sponsors of any shareholder proposal(s) played a role in preparing this report. ISS may in some circumstances afford issuers, whether or not they are clients of ICS, the right to review draft research analyses so that factual inaccuracies may be corrected before the report and recommendations are finalized. Control of research analyses and voting recommendations remains, at all times, with ISS. ISS makes its proxy voting policy formation process and summary proxy voting policies readily available to issuers, investors and others on its public website: http://www.issgovernance.com/policy. Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS. Publication Date: 4 May 2020 Page 33 Copyright © 2020 Institutional Shareholder Services Inc. All Rights Reserved. This proxy analysis and the information herein may not be reproduced or disseminated in whole or in part without prior written permission from ISS.